The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

DOWNEY SAVINGS and LOAN- CASHOUT REFI

Balances as of 8/01/04

Total Current Balance:	451,944,264
Total Original Balance:	452,002,628

Number Of Loans:	1,414

			Minimum	Maximum
Average Current Balance:	$319,621.12		$46,800.00	$1,000,000.00
Average Original Amount:	$319,662.40		$46,800.00	$1,000,000.00

Weighted Average Gross Coupon:	3.131%		1.250	5.431%
Weighted Average Gross Margin:	3.171%		2.400	4.050%
Weighted Average Max Int Rate:	9.996%		9.950	11.050%

Weighted Average Original Ltv:	69.44%		11.76	90.00%

Weighted Average Neg Amort Limit:	110		110	110
Weighted Average Period Pay Cap:	7.50		7.50	7.50

Weighted Average Fico Score:	698		620	828

Weighted Average Original Term:	388	months	180	480	months
Weighted Average Remaining Term:	387	months	179	480	months
Weighted Average Seasoning:	1	months	0	2	months

Weighted Average Next Rate Reset:	1	months	1	1	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average Pymt Adj Freq:	12	months	12	12	months

Weighted Average Prepay Term:	28	months	0	36	months
Top State Concentrations ($):	94.84 % California, 1.17 % New Jersey, 0.98 % Arizona
Maximum Zip Code Concentration ($):	0.77% 92154 (San Diego, CA)

First Pay Date:			Jul 01, 2004	Sep 01, 2004
Paid To Date:			Jul 01, 2004	Aug 01, 2004
Mature Date:			Jul 01, 2019	Aug 01, 2044

Table

Table

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
46,800 - 50,000	2	96,800.00	0.02
50,001 - 100,000	18	1,603,342.82	0.35
100,001 - 150,000	97	12,637,452.48	2.80
150,001 - 200,000	179	31,889,559.89	7.06
200,001 - 250,000	231	52,712,216.54	11.66
250,001 - 300,000	221	61,408,949.00	13.59
300,001 - 350,000	184	59,898,772.87	13.25
350,001 - 400,000	164	61,485,668.02	13.60
400,001 - 450,000	90	38,345,844.23	8.48
450,001 - 500,000	76	36,306,940.42	8.03
500,001 - 550,000	44	23,182,321.70	5.13
550,001 - 600,000	41	23,868,121.14	5.28
600,001 - 650,000	12	7,560,700.00	1.67
650,001 - 700,000	27	18,385,750.00	4.07
700,001 - 750,000	11	8,068,750.00	1.79
750,001 - 800,000	7	5,488,900.00	1.21
800,001 - 850,000	3	2,487,605.46	0.55
850,001 - 900,000	2	1,764,000.00	0.39
900,001 - 950,000	3	2,767,569.15	0.61
950,001 - 1,000,000	2	1,985,000.00	0.44
Total	1,414	451,944,263.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
180	1	287,000.00	0.06
360	1,106	346,450,345.64	76.66
480	307	105,206,918.08	23.28
Total	1,414	451,944,263.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
179 - 180	1	287,000.00	0.06
351 - 360	1,106	346,450,345.64	76.66
471 - 480	307	105,206,918.08	23.28
Total	1,414	451,944,263.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CONFORMING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NC	521	243,554,338.76	53.89
CON	893	208,389,924.96	46.11
Total	1,414	451,944,263.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,117	354,566,876.96	78.45
PUD	155	58,860,429.88	13.02
Condominium	142	38,516,956.88	8.52
Total	1,414	451,944,263.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,317	430,023,547.47	95.15
Investor	92	20,614,566.25	4.56
Second Home	5	1,306,150.00	0.29
Total	1,414	451,944,263.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	1,414	451,944,263.72	100.00
Total	1,414	451,944,263.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Lite Documentation	923	315,185,448.03	69.74
Express Documentation	270	71,765,540.00	15.88
Alternative Documentation	139	39,440,533.89	8.73
Full Documentation	82	25,552,741.80	5.65
Total	1,414	451,944,263.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
11.76 - 15.00	2	125,649.00	0.03
15.01 - 20.00	4	552,000.00	0.12
20.01 - 25.00	2	225,000.00	0.05
25.01 - 30.00	10	1,616,000.00	0.36
30.01 - 35.00	12	2,405,500.00	0.53
35.01 - 40.00	23	3,979,119.48	0.88
40.01 - 45.00	41	9,300,599.45	2.06
45.01 - 50.00	55	13,454,364.74	2.98
50.01 - 55.00	70	19,813,193.64	4.38
55.01 - 60.00	99	27,241,201.02	6.03
60.01 - 65.00	115	39,251,020.01	8.68
65.01 - 70.00	181	64,001,527.71	14.16
70.01 - 75.00	461	157,469,102.12	34.84
75.01 - 80.00	336	111,794,486.55	24.74
85.01 - 90.00	3	715,500.00	0.16
Total	1,414	451,944,263.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	17	4,416,093.82	0.98
California	1,324	428,612,044.26	94.84
Colorado	3	816,800.00	0.18
Connecticut	2	260,180.42	0.06
Illinois	4	860,419.31	0.19
Massachusetts	3	596,500.00	0.13
New Jersey	19	5,276,100.00	1.17
New York	9	2,852,478.03	0.63
Oregon	10	2,772,268.52	0.61
Pennsylvania	3	832,500.00	0.18
Rhode Island	10	2,087,800.00	0.46
Virginia	1	376,000.00	0.08
Washington	9	2,185,079.36	0.48
Total	1,414	451,944,263.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	579	181,749,228.00	40.21
1.501 - 2.000	38	8,035,950.00	1.78
2.001 - 2.500	2	470,500.00	0.10
3.501 - 4.000	13	5,130,500.00	1.14
4.001 - 4.500	384	140,052,712.69	30.99
4.501 - 5.000	378	110,866,595.83	24.53
5.001 - 5.431	20	5,638,777.20	1.25
Total	1,414	451,944,263.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	1,036	330,483,706.59	73.12
10.001 - 10.500	375	120,336,057.13	26.63
10.501 - 11.000	2	727,000.00	0.16
11.001 - 11.050	1	397,500.00	0.09
Total	1,414	451,944,263.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.400 - 2.500	5	1,730,250.00	0.38
2.501 - 3.000	466	173,995,115.81	38.50
3.001 - 3.500	669	196,750,508.11	43.53
3.501 - 4.000	272	78,744,389.80	17.42
4.001 - 4.050	2	724,000.00	0.16
Total	1,414	451,944,263.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.400 - 2.500	5	1,730,250.00	0.38
2.501 - 3.000	466	173,995,115.81	38.50
3.001 - 3.500	669	196,750,508.11	43.53
3.501 - 4.000	272	78,744,389.80	17.42
4.001 - 4.050	2	724,000.00	0.16
Total	1,414	451,944,263.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	1,414	451,944,263.72	100.00
Total	1,414	451,944,263.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 620	5	1,894,500.00	0.42
621 - 640	135	47,142,127.63	10.43
641 - 660	216	68,762,001.26	15.21
661 - 680	241	76,964,134.59	17.03
681 - 700	200	65,859,653.88	14.57
701 - 720	156	50,700,819.93	11.22
721 - 740	137	42,866,093.86	9.48
741 - 760	113	35,938,418.66	7.95
761 - 780	109	34,402,747.99	7.61
781 - 800	78	21,094,765.92	4.67
801 - 820	23	6,139,000.00	1.36
821 - 828	1	180,000.00	0.04
Total	1,414	451,944,263.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AMORT LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	1,414	451,944,263.72	100.00
Total	1,414	451,944,263.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PAY CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.50	1,414	451,944,263.72	100.00
Total	1,414	451,944,263.72	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	129	44,963,222.20	9.95
12	366	137,063,875.28	30.33
24	3	759,750.00	0.17
36	916	269,157,416.24	59.56
Total	1,414	451,944,263.72	100.00